                                                                  EXHIBIT 10.17



                       COLLATERAL SUBSTITUTION AGREEMENT

                 THIS COLLATERAL SUBSTITUTION AGREEMENT (this "Agreement"), dated as January 4, 1996, by and among Lehman Commercial Paper Inc. ("Lehman"), SLT Realty Limited Partnership ("SLTLP"), and SLT Realty Company, L.L.C. ("SLTLLC," together with SLTLP, the "Customers").

                              W I T N E S S E T H:

                 WHEREAS, Lehman has extended to the Customers that certain mortgage loan funding facility secured by certain mortgage loans and a participation interest ("Assets") pursuant to that certain Mortgage Loan Funding Facility, dated as of July 25, 1995, between the Customers and Lehman, as amended by that certain Amendment No. 1 to the Mortgage Loan Funding Facility, dated as of October 31, 1995, between the Customers and Lehman (the "Facility Agreement") and that certain Pledge Agreement, dated as of July 25, 1995, between the Customers and Lehman, as amended by that certain Amendment No. 1 to the Pledge Agreement, dated as of October 31, 1995, between the Customers and Lehman (the "Pledge Agreement");

                 WHEREAS, in connection with the Facility Agreement and the Pledge Agreement, the Customers, Lehman and State Street Bank and Trust Company of California, N.A. (the "Custodian") entered into that certain Mortgage Loan Funding Program Tri-Party Custody Agreement, dated July 25, 1995, among the Customers, Lehman and the Custodian, as amended by that certain Amendment No. 1 to Tri-Party Custody Agreement, dated as of October 31, 1995, among the Customers, Lehman and the Custodian, as further amended on the date hereof by that certain Amendment No. 2 to Tri-Party Custody Agreement, dated as of the date hereof, among the Customers, Lehman and the Custodian (the "Custody Agreement") pursuant to which the Custodian is holding certain documents in custody for the benefit of Lehman;

                 WHEREAS, all Advances (as defined in the Pledge Agreement) made by Lehman pursuant to the Facility Agreement are evidenced by that certain Promissory Note, dated July 25, 1995, in the original principal amount of $44,600,000, as increased, amended and restated by that certain Amended and Restated Promissory Note, dated as of October 31, 1995, in the amount of $71,000,000 (as amended and restated, the "Promissory Note")

                 WHEREAS, on the date hereof the Customers intend to
restructure the ownership and debt structure on the Mortgaged Property commonly known as The Grand Hotel in Washington D.C. (the "Grand Hotel"), by having
SLTLP purchase the Grand Hotel and release the mortgages presently encumbering the Grand Hotel which have been previously assigned to Lehman (the "Old Mortgages"). SLTLP shall then mortgage the Grand Hotel to Lehman to serve as security for all present and future Advances made by Lehman to the Customers evidenced by the Promissory Note up to an amount of $29,360,000 (the "New Mortgage"). The New Mortgage is also referred to herein as the "Deed of Trust");
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                 WHEREAS, in connection with the acquisition of the Grand Hotel by SLTLP, SLC Operating Limited Partnership ("SLC"), an affiliate of the Customers, shall purchase the furniture, fixtures and equipment relating to the Grand Hotel and operate and manage the Grand Hotel on behalf of SLTLP pursuant to an operating lease agreement, dated December 28, 1995 (including all amendments, modifications, supplements, restatements and renewals thereto, the "Operating Agreement"). In connection with the purchase of the furniture, fixtures and equipment of the Grand Hotel by SLC, SLC executed and delivered to SLTLP a secured demand promissory note, dated January 4, 1996 in the amount of $3,640,000 (the "SLC Note") and a leasehold deed of trust (the "Leasehold Deed of Trust") to secure the SLC Note, and SLTLP shall pledge to Lehman the Operating Agreement, Leasehold Deed of Trust and SLC Note as additional security for all present and future Advances made by Lehman to the Customers evidenced by the Promissory Note up to an amount of $3,640,000; and

                 WHEREAS, Lehman and the Customers wish to substitute the New Mortgage and the pledge of the Operating Agreement, the Leasehold Deed of Trust and SLC Note for the Old Mortgages and have the Customers restate the representations and warranties contained in the Facility Agreement and the Pledge Agreement.

                 NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Customers and Lehman agree as follows:

                 1. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Pledge Agreement.

                 2. This Agreement shall be deemed an amendment to the Facility Agreement and the Pledge Agreement, as applicable, in accordance with the terms and provisions set forth herein.

                 3. The Customers and Lehman acknowledge and agree that the documents listed on the "Checklist for Custodian (The Grand Hotel - Washington, D.C.)" attached to the Initial Certification from the Custodian, dated October 27, 1995 (the "Old Grand Hotel Documents") shall no longer serve as security for any Advance made by Lehman to the Customers which was secured in part by the Grand Hotel and evidenced by the Promissory Note (the "Grand Hotel Advance").

                 4. The Customers and Lehman acknowledge and agree that the New Mortgage, from SLTLP for the benefit of Lehman, dated as of the date hereof, the Leasehold Deed of Trust, the Operating Agreement and the SLC Note shall serve as security for the Grand Hotel Advance and replace the Old Mortgages and the Old Grand Hotel Documents as security for the Grand Hotel Advance. The Customers and Lehman also acknowledge and agree that in addition to the New Mortgage, the Operating Agreement, the Leasehold Deed of Trust and the SLC Note, SLTLP has executed with Lehman an Assignment of Leases and Rents, UCC-1 financing statements, and such other documents as listed on Exhibit A attached hereto as Lehman deemed necessary as replacement security for the Old Mortgages and the Old Grand Hotel
Documents and SLTLP has obtained a Mortgagee's title insurance policy in





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an amount equal to the amount of the New Mortgage (the documents referred to in this Paragraph 4 are hereinafter collectively referred to as, the "New Grand Hotel Documents").

                 5. Notwithstanding anything to the contrary set forth in the Pledge Agreement, on the date hereof Lehman has instructed the Custodian to release to the Customers the Old Grand Hotel Documents and Lehman, the Customers and the Custodian have amended the Custody Agreement to provide for the New Grand Hotel Documents to be held by the Custodian under the Custody Agreement.

                 6. The Facility Agreement is hereby amended by adding the following sentence immediately following the first sentence of Section 1 of the Facility Agreement:

                 "The aggregate principal amount of Advances with respect to the Grand Hotel shall not exceed $12,750,000 at any one time."

                 7. The Facility Agreement is hereby amended by adding the following paragraph immediately following Section 6(b)(vi) of the Facility
Agreement:

                 "(vii)   In the event that at the time of any Advance, the
outstanding Advances are less than $33,000,000, then, if required by Lehman in its sole discretion, Lehman shall have received an endorsement to the title policy obtained in connection with the New Mortgage and the Leasehold Deed of Trust on the Grand Hotel that, as of the date of the Advance, there are no Liens on the Grand Hotel other than the Liens existing on the date hereof and listed on the respective title policy issued on the date hereof. Notwithstanding the foregoing, in the event that at the time of any Advance, the outstanding Advances are less than $33,000,000, Lehman may elect, in its sole discretion, in lieu of the foregoing, to perform searches of title (a "Title Search") to the Grand Hotel on a quarterly basis at Customers' sole cost and expense, provided that at the time of each Title Search the amount of outstanding Advances are less than $33,000,000. The results of all such Title Searches shall be satisfactory to Lehman in its reasonable discretion and all Title Searches shall be conducted by search firms designed by Lehman."

                 8.       For purposes of the definition of "Collateral
Value" and "Market Value" set forth in the Pledge Agreement, the term "Collateral" as used in such definitions shall apply only to Mortgage Loans and Participation Interest.

                 9. The Pledge Agreement is hereby amended by deleting the definition of "Facility Documents" in its entirety and substituting the following definition in lieu thereof:

                 ""Facility Documents" means the Facility Agreement; this Pledge Agreement; the Promissory Note; the Guaranty; the Reaffirmation of Guaranty dated as of October 31, 1995 by the Guarantor in favor of Lehman; the Reaffirmation of Guaranty dated as of January 4, 1996 by the Guarantor in favor of Lehman; the Letter Agreement; the Custody Agreement; the Post-Closing Agreement; the Post-Closing Agreement dated as of October 31, 1995 among Lehman and the Customers; the Post-Closing Agreement dated as of January 4, 1996 among Lehman and the Customers; the Collateral Substitution Agreement; Deed of Trust and Security





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
Agreement from SLTLP for the benefit of Lehman dated January 4, 1996; Security Agreement dated January 4, 1996 by and between SLTLP and Lehman; Leasehold Deed of Trust and Security Agreement from SLC Partnership to SLTLP dated January 4, 1996; Assignment of Leases and Rents from SLTLP for the benefit of Lehman dated January 4, 1996; Lease Agreement dated as of December 28, 1995 between SLTLP and SLC Partnership; Assignment of Franchise Agreements, Management Agreements, Agreements, Permits and Contracts dated January 4, 1996 by and between SLTLP and Lehman; Environmental Indemnity Agreement dated as of January 4, 1996 by SLTLP and the Guarantor to Lehman; Consent to Assignment of Rents, Subordination, Estoppel and Attornment Agreement dated January 4, 1996 by and between SLC Partnership and Lehman; Assignment of Leases and Rents from SLC Partnership to SLTLP dated January 4, 1996; Secured Demand Promissory Note dated January 4, 1996 in the amount of $3,640,000 from SLC Partnership, as borrower, to SLTLP, as lender; Security Agreement dated January 4, 1996 between SLC Partnership and SLTLP; Assignment of Franchise Agreements, Management Agreements, Agreements, Permits and Contracts dated January 4, 1996 by and between SLC Partnership and SLTLP; UCC financing statements; title insurance policy with respect to the Grand Hotel in an amount equal to the amount of the New Mortgage."

                 10. The Pledge Agreement is hereby amended by adding the following paragraph to Section 2.1 of the Pledge Agreement immediately following the end of Section 2.1 thereof:

                 ""Collateral" shall also mean all right, title and interest of Customers in and to the mortgaged property commonly known as The Grand Hotel in Washington, D.C., as further described in the New Mortgage (the "Grand Hotel"), the New Grand Hotel Documents and all of the Customers' right, title and interest in, under and to the items listed in Section 2.1 (a)-(f) related thereto."

                 11.     The Pledge Agreement is hereby amended by deleting
Section 2.2 of the Pledge Agreement in its entirety and substituting the following paragraph in lieu thereof:


                 "2.2     Release of Collateral.  Upon the full satisfaction of
all outstanding principal, accrued interest on, and all other Obligations owing with respect to any Advance and so long as no Event of Default has occurred and is continuing, but subject to the rights of any holder of a lien on the items of Collateral of which Lehman has notice, Lehman shall, and shall direct Custodian to, release the Collateral related to such Advance. Upon receipt of a written request from the Customers, and provided no Event of Default has occurred and is continuing Lehman shall direct the Custodian to release Mortgage Loans, Participation Interest and/or the New Grand Hotel Documents, as the case may be, identified in such request prior to the Facility Termination Date or Reset Date of an Advance provided that (a) upon release of such Collateral, the aggregate outstanding Advances shall not exceed the sum of (i) 85% of Collateral Value with respect to the Mortgage Loans and Participation Interest and (ii), with respect to the Grand Hotel, 50% of the most recent appraised value of the Grand Hotel according to Lehman's internal valuation most recently delivered or prepared (the "Loan-to-Value Ratio") (the amount calculated in Section 2.2 (a)(ii) is hereinafter referred to as the





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
"Grand Hotel Advance Limit") and (b) the sum of 85% of the aggregate Collateral Value and the Grand Hotel Advance Limit remaining is at least $10,000,000 (unless the Facility is paid in full). So long as an Event of Default has occurred and is continuing, neither Lehman nor the Custodian shall be required to release any Collateral unless and until either, (i) the entire outstanding balance of the related Mortgage Loan or Participation Interest, or the aggregate principal amount of the SLC Note and the New Mortgage on the Grand Hotel, as the case may be, requested to be released is paid in full and the requirements of Section 2.2(a) and (b) continue to be met notwithstanding the foregoing or (ii) all outstanding principal, accrued interest on, and all other Obligations owing with respect to any outstanding Advances has been fully satisfied. Notwithstanding anything to the contrary set forth herein, Lehman shall not, and shall not direct the Custodian to, release the SLC Note until the Customers have fully complied with the provisions of this Section 2.2 and the terms of Sections 3 and 4 of the Facility Agreement."

                 12. The Pledge Agreement is hereby amended by adding the following paragraph at the end of Section 4.12(c) of the Pledge Agreement :

                 "With respect to the Grand Hotel, SLTLP shall also provide Lehman with quarterly and annual operating statements for the Grand Hotel, separately disclosing the amounts paid under the Operating Agreement with respect to the Grand Hotel and including a comparison and reconciliation with the most recent Annual Operating Budget (as defined below), within 45 days following the end of each calendar quarter, certified by SLTLP."

                 13. The Pledge Agreement is hereby amended by adding the following section to Section 4.12 of the Pledge Agreement immediately following
Section 4.12(e) thereof:

                 "(f)     an annual operating and capital budget for the Grand
Hotel (the "Annual Operating Budget"), including cash flow projections for the upcoming year, presented on a monthly basis consistent with the quarterly and annual operating statement referred to in clause (c) above at least 15 days prior to the start of each calendar year."

                 14. The Pledge Agreement is hereby amended by deleting the first sentence of the first paragraph of Section 4.19 of the Pledge Agreement in its entirety and substituting the following sentence in lieu thereof:

                 "At any time any Advance is made or shall be outstanding, Customers shall at all times maintain the aggregate amount of all Advances in an amount not to exceed the sum of (i) 85% of Collateral Value with respect to the Mortgage Loans and Participation Interest and (ii), with respect to the Grand Hotel, the Grand Hotel Advance Limit (such amount, the "Advance Threshold")."

                 15. The Pledge Agreement is hereby amended by deleting the third sentence of the first paragraph of Section 4.19 of the Pledge Agreement in its entirety and substituting the following sentence in lieu thereof:





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
                 "In the event the outstanding Advances exceed the Advance Threshold, the Customers shall cure such excess within five (5) Business Days from receipt of written notice by Customers from Lehman by delivering to Lehman additional Collateral acceptable to Lehman or cash."

                 16. The Pledge Agreement is hereby amended by adding the following section to Article 4 of the Pledge Agreement

                 "4.20    Replacement Reserve.  The Customers shall spend, or
cause to have spent, a minimum spending amount (the "Minimum Spending Requirement") for the Grand Hotel equal to 4% of the annual Gross Revenues (as defined below) from the Grand Hotel per annum on repair, replacement and maintenance of the Grand Hotel during the applicable calendar year, which Minimum Spending Requirement for calendar year 1996 shall be expended to complete the work recommended by Oldham & Seltz in the Architecture and Engineering Report, dated as of December 1, 1995, prepared by Oldham & Seltz, a copy of which is attached hereto as Exhibit B. The Minimum Spending Requirement for each calendar year shall be determined annually by Lehman, and shall be based on Gross Revenues for the immediately preceding calendar year. In the event the Customers have spent more than the Minimum Spending Requirement in any calendar year, Customers may apply such excess, up to an amount equal to 2% of the annual Gross Revenues from the Grand Hotel to reduce the amount of the Minimum Spending Requirement that must be spent in the immediately succeeding calendar year. The Customers shall deliver evidence reasonably satisfactory to Lehman no more frequently than monthly, but at least quarterly, of the portion of the Minimum Spending Requirement that has been spent; such evidence shall include copies of paid invoices or other receipts for work done or materials provided and such other information as reasonably requested by Lehman. For purposes of this Section 4.20, Gross Revenues shall mean all income, rents, room rates, additional rents, revenues, issues and profits and other items including without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, meeting rooms, bars, mini-bars, banquet rooms, recreation facilities, vending machines and concessions derived from the customary operation of the Grand Hotel."

                 17. As of the date hereof, the Customers hereby confirm, ratify and restate in their entirety the representations and warranties contained in Section 5 of the Facility Agreement and in Article 3 of the Pledge Agreement.

                 18. The Customers acknowledge and agree that the Facility Documents are the valid and binding obligation of the Customers, enforceable in accordance with their respective terms and the Customers agree to be bound by all covenants and agreements contained in the Facility Documents, as modified or amended hereby.

                 19. The Customers acknowledge and agree that a default hereunder shall constitute an Event of Default (as defined in the Promissory
Note) under the Facility Documents.

                 20. The Customers acknowledge and agree that an Event of Default under the Facility Documents shall constitute a default hereunder.





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                 21.      All other terms, conditions, and provisions of the
Facility Agreement and the Pledge Agreement not modified or amended herein are hereby affirmed and shall remain in full force and effect as written.

                 22. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 23. This Agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

                 24. This Agreement shall inure to the benefit of and be binding upon Lehman and the Customers, and their respective successors and permitted assigns under the Facility Agreement and the Pledge Agreement.

                 25. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or the New Grand Hotel Documents, nor consent to any departure by the Customers therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on the Customers, shall entitle the Customers to any other or future notice or demand in the same, similar or other circumstances.

                 26. Neither any failure nor any delay on the part of Lehman in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the New Grand Hotel Documents, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

                 27. SLTLP and SLTLLC shall be jointly and severally liable for the obligations of the Customers hereunder.

                 28. The Guarantor's name of "Starwood Lodging Trust" is a designation of Starwood Lodging Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 15, 1969, as amended and restated as of June 6, 1988, as further amended on February 1, 1995, as further amended on June 19, 1995 and as the same may be further amended from time to time, and all persons dealing with the Guarantor shall look solely to the Guarantor's assets for the enforcement of any claims against the Guarantor, as the trustees, officers, agents and security holders of the Guarantor assume no personal liability for obligations entered into on behalf of the Guarantor, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Guarantor under this Agreement.

                    [Signatures commence on following page]





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
                 IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                             LEHMAN COMMERCIAL PAPER INC.

                             By:________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________



                             Customers:



                             SLT REALTY LIMITED PARTNERSHIP

                             By:     STARWOOD LODGING TRUST
                                     its general partner

                             By:     ___________________________________________

                                     Name: _____________________________________

                                     Title: ____________________________________



                             SLT REALTY COMPANY, L.L.C.

                             By:     SLT REALTY LIMITED PARTNERSHIP
                                     its 99% member

                             By:     STARWOOD LODGING TRUST
                                     its general partner

                             By:     ___________________________________________

                                     Name: _____________________________________

                                     Title: ____________________________________

                             Telephone #:     (310) 575-3900

                             Facsimile #:     (310) 575-9143





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                                   EXHIBIT A

Deed of Trust and Security Agreement, from SLT Realty Limited Partnership for the benefit of Lehman Commercial Paper Inc., dated January 4, 1996

Security Agreement, dated January 4, 1996, by and between SLT Realty Limited Partnership and Lehman Commercial Paper Inc.

Assignment of Leases and Rents, from SLT Realty Limited Partnership for the benefit of Lehman Commercial Paper Inc.

Assignment of Franchise Agreements, Management Agreements, Agreements, Permits and Contracts, dated January 4, 1996, by and between SLT Realty Limited Partnership and Lehman Commercial Paper Inc.

Environmental Indemnity Agreement, dated as of January 4, 1996, by SLT Realty Limited Partnership and Starwood Lodging Trust to Lehman Commercial Paper Inc.

Consent to Assignment of Rents, Subordination, Estoppel and Attornment Agreement, dated January 4, 1996, by and between SLC Operating Limited Partnership and Lehman Commercial Paper Inc.

Leasehold Deed of Trust and Security Agreement, from SLC Operating Limited Partnership to SLT Realty Limited Partnership, dated January 4, 1996

Assignment of Leases and Rents, from SLC Operating Limited Partnership to SLT Realty Limited Partnership

Secured Demand Promissory Note, dated January 4, 1996, in the amount of $3,640,000.

Security Agreement, dated January 4, 1996, between SLC Operating Limited Partnership and SLT Realty Limited Partnership

Assignment of Franchise Agreements, Management Agreements, Agreements, Permits and Contracts, dated January 4, 1996, by and between SLC Operating Limited Partnership and SLT Realty Limited Partnership

Lease Agreement, dated as of December 28, 1995, between SLT Realty Limited Partnership and SLC Operating Limited Partnership

UCC financing statements

Title insurance policy





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                                   EXHIBIT B

 Architecture and Engineering Report Dated December 1, 1995 prepared by Oldham & Seltz





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